Significant transactions	12 Months Ended
Dec. 31, 2024
Disclosure of transactions between related parties [abstract]
Significant transactions
Note 4. Significant transactions

4.1. Global License Agreement with Janssen Pharmaceutica NV and Share Purchase Agreement with Johnson & Johnson Innovations - JJDC (the Janssen Agreement)

On July 7, 2023, the Company announced a global licensing, co-development, and commercialization agreement with Janssen Pharmaceutica NV (“Janssen”), a Johnson & Johnson company, for the investigational, potential first-in-class radioenhancer NBTXR3. Under the terms of the license agreement, the Company granted Janssen a worldwide license for the development and commercialization of NBTXR3, excluding the Asia Licensing Territory.
The Company will maintain operational control of NANORAY-312 and all other currently ongoing studies, along with NBTXR3 manufacture, clinical supply, and initial commercial supply, subject to Janssen’ right to object based on concern regarding safety risks or that the study is reasonably likely to adversely affect the development (including commercialization) of the licensed product. Janssen will be fully responsible for an initial Phase 2 study evaluating NBTXR3 for patients with stage three lung cancer and will have the right to assume control of studies currently led by the Company.
Following the Hart-Scott-Rodino Act (“HSR”) antitrust clearance, the Company received a non-refundable upfront cash licensing fee of $30 million, and related revenue has been recognized in 2023 in application of IFRS 15. The Company is eligible for success-based payments of up to $1.8 billion, in the aggregate, relating to potential development, regulatory, and sales milestones. Moreover, the agreement includes a framework for additional success-based potential development and regulatory milestone payments of up to $650 million, in the aggregate, for five new indications that may be developed by Janssen at its sole discretion; and of up to $220 million, in the aggregate, per indication that may be developed by the Company in alignment with Janssen. Following commercialization, the Company will also receive tiered double-digit royalties (low 10s to low 20s) on net sales of NBTXR3. On January 29, 2024, the Company announced achievement of operational requirements in NANORAY-312, an ongoing pivotal Phase 3 study evaluating potential first-in-class radioenhancer NBTXR3 for elderly patients with head and neck cancer, resulting in a $20 million milestone payment from Janssen, as part of the Janssen Agreement, which payment was received in May 2024. As of December 31, 2023, this variable consideration was included in the estimated transaction price as it became highly probable that the resulting revenue recognized would not have to be reversed in a future period. See Note 16 - Revenues and other income.
Separately, the Company received $30 million in equity investments from JJDC, comprising an initial tranche equal to $5 million issued without preferential subscription rights which was received as of September 13, 2023 and a second tranche of equity investments of $25 million received as follows: (i) $20.2 million was received on November 7, 2023, and $4.8 million was received on December 4, 2023. See Capital increase section (Note 10.1.- Capital issued) for further details.
Unless terminated earlier, the Janssen Agreement will remain in effect for so long as royalties are payable under the Janssen Agreement. The Janssen Agreement may be terminated earlier by either party in the event that the other party commits an uncured material breach, or in the case of certain insolvency or bankruptcy events. Additionally, Janssen has the right to terminate the agreement without cause, provided they give prior written notice to the Company. In case of early termination, the received and eligible amounts as of December 31, 2024 are not to be refunded.
On December 22, 2023, the Company entered into a master services agreement (“MSA”) with Janssen which includes the manufacturing and the supply of products by the Company to Janssen for its clinical program, as well as technical expertise and development, in connection with the Janssen Agreement.
The Company announced in May 2024 its intent, aligned with Janssen, to transfer the global sponsorship of the ongoing NANORAY-312 Phase 3 pivotal trial in head and neck cancer to Janssen, in preparation for potential regulatory submission in the event of positive trial results. The parties mutually agreed on the conditions of this transfer and detailed them in agreements signed in the fourth quarter of 2024. Janssen will progressively take over from the Company the operational conduct and execution responsibility of the study, on a country by country basis, starting November 2024, with the objective to complete the transfer of sponsorship in the short term, while the Company remains liable for the overall costs of the study towards Janssen. The Company will continue to support Janssen in execution of NANORAY-312 clinical study during the transition process and following the sponsorship transfer.
The Company signed a new amendment to this contract after the end of the reporting period. The details of this amendment are presented in the Note 25 - Subsequent Events.
See Note 16 - Revenues and other income for discussion of the accounting analysis of the agreements with Janssen.
See Note 25 - Subsequent Events
4.2. Asia Licensing Agreement (former LianBio contract), strategic partnership with Janssen

In May 2021, the Company announced a partnership with LianBio a biotechnology company dedicated to bringing paradigm-shifting medicines to patients in China and major Asian markets, to develop and commercialize NBTXR3 in the Asia Licensing Territory.
LianBio has collaborated in the development of NBTXR3 in the Asia-Pacific region in the frame of the study NANORAY-312 and has contributed to patient enrollment in four other future global registrational studies across several tumor types and therapeutic combinations. LianBio has also participated in the global Phase 3 registrational study in head and neck cancer into Greater China and South Korea, while supporting longer term strategic alignment across multiple tumor indications and therapeutic combinations.
As of December 31, 2021, a non-refundable upfront payment of $20 million has been collected by the Company from LianBio upon the signing of the Asia Licensing Agreement. Additionally, the Company is entitled to receive up to an aggregate of $205 million in potential contingent, development and commercialization milestone payments from Janssen pursuant to the Asia Development Agreement (see below), only for the period from December 22, 2023 thereafter. the Company will also be eligible to receive tiered, low double-digit royalties based on net sales of NBTXR3 in the Asia Licensing Territory.
In May 2022 and according to the Asia Licensing Agreement executed in May 2021, the Company entered into a clinical supply agreement and a related quality agreement with LianBio for the purpose of the Company supplying LianBio and LianBio purchasing exclusively from the Company all the required quantities of NBTXR3 for the global clinical study NANORAY-312 and any other studies conducted within the Asia Licensing Territory.
On June 30, 2023, the Company signed a Global Trial Clinical Agreement ‘GTCA’ with LianBio, related to the Asia Licensing Agreement entered in May 11, 2021. As contemplated by the GTCA license agreement, LianBio shall participate in the global registrational Phase 3 trial conducted by Nanobiotix, with regard to NANORAY-312 trials conducted within the Asia Licensing Territory. According to the ‘GTCA’, LianBio is responsible for all internal and external costs incurred in connection with the study in the Asia Licensing Territory as well as all external costs and expenses incurred by or on behalf of the Company for the global study that are generally applicable to both (i) the study in the Asia Licensing Territory with respect to the patients enrolled within the enrollment commitment and (ii) the portion of the global study conducted outside of the Asia Licensing Territory. In December 2023, LianBio assigned its rights and obligations under the GTCA to Janssen.
On December 22, 2023, the Company announced that LianBio had entered into an agreement with Janssen whereby LianBio assigned to Janssen the exclusive rights to develop and commercialize potential first-in-class radioenhancer NBTXR3 in the Asia Licensing Territory.
This Asia Licensing Agreement includes all previously agreed upon economic terms between the Company and LianBio, including the Company’s entitlement to receive up to an aggregate $225 million in potential contingent, development and commercialization milestone payments (less $20 million already paid to the Company by LianBio) along with tiered, low double-digit royalties based on net sales of NBTXR3 in Asia Licensing Territory.
For the year ended December 31, 2024, the Company has collected €1.1 million from Janssen pursuant to clinical supply and to the GTCA agreements, including €0.6 million directly collected from LianBio. Under these agreements, Janssen was required to order and purchase NBTXR3 product from the Company according to quantities specified in binding forecasts prepared under the agreement.
See Note 16 - Revenues and other income for discussion of the accounting analysis of the Asia Licensing Agreement.
4.3. PharmaEngine
In August 2012, the Company entered into a license and collaboration agreement with PharmaEngine, which provided for the development and commercialization of NBTXR3 by PharmaEngine throughout the covered Asia-Pacific countries. In March 2021, the Company and PharmaEngine mutually agreed to terminate the License and Collaboration agreement.
As of December 31, 2021, the Company had already paid a total of $6.5 million to PharmaEngine in accordance with the termination agreement signed between the parties. During the period ended December 31, 2022, PharmaEngine became eligible for an additional $1 million payment following receipt and validation of certain clinical study reports, this additional payment was made in August 2022. No payment was made to PharmaEngine during the two years 2023 and 2024 pursuant to the termination and release agreement.
PharmaEngine remains eligible to receive an additional payment of $5 million upon the second regulatory approval of NBTXR3 in any jurisdiction of the world for any indication. The Company has also agreed to pay royalties to
PharmaEngine at low single-digit royalty rates with respect to sales of NBTXR3 in the Asia-Pacific region for a 10-year period beginning at the date of the first sales in the region. As of December 31, 2024, this is a contingent liability as such triggering events have not occurred.

4.4. Financing Agreement with the European Investment Bank (“EIB”)
In July 2018, the Company signed a non-dilutive financing agreement with the EIB to borrow up to €40 million in order to fund its research, development and innovation activities related to NBTXR3 in various therapeutic indications, subject to achieving a set of agreed-upon performance criteria. This financing was divided in three tranches:
•a first tranche of €16 million, received in October 2018, subject to a 6% fixed rate and initially planned to be fully repaid in 2023 at the latest, with such interest accruing as PIK interest;
•a second tranche of €14 million, received in March 2019, subject to a 5% fixed rate, and that was initially planned to be fully repaid between 2021 and 2024; and,
•a last tranche of €10 million, however the Company did not meet the criteria to request this tranche prior to its contractual deadline. Accordingly the third tranche is no longer available to the Company.
In connection with this financing agreement, the Company also entered into a royalty agreement with EIB pursuant to which the Company is required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) royalties to EIB. The amount of royalties payable is calculable based on low single digit royalties indexed on our net sales turnover, which vary according to the number of tranches that have been drawn, and indexed on the Company’s annual sales turnover.
On October 18, 2022, the Company and the EIB amended the set of financing and royalties’ agreements (together the “Amendment Agreement to the Finance Contract” or “Amendment Agreement”) relating to the EIB loan to re-align the Company’s outstanding debt obligations with its expected development and commercialization timelines. The main terms and conditions of the Amendment Agreement are as follows:
Under the Amendment Agreement, the repayment of the remaining €25.3 million in principal for both tranches (€16 million for the first tranche and €9.3 million for the second tranche) is due at the earliest of the third royalty payment (four years after commercialization of NBTXR3) for the first tranche and the second royalty payment (three years following commercialization of NBTXR3) for the second tranche, or on June 30, 2029 irrespective of the commercialization date of NBTXR3. Commercialization date corresponds to the first fiscal year during which net sales will exceed €5 million.
As described further below, in connection with a covenant waiver in respect of the EIB loan, the Company repaid a PIK prepayment amount of €5.4 million in cash in respect of PIK interest accrued through October 2023. Going forward, interest on the remaining €9.3 million in principal from the second tranche will continue to accrue at the unchanged 5% fixed rate paid in semi-annual installments through the repayment date, and interest on the remaining €16 million in principal from the first tranche will continue to accrue at the unchanged 6% fixed rate, with such interest accruing as PIK interest, to be paid at the repayment date.
The annual royalty payment remains in the low single digits and indexed on our net sales turnover, and continues to cover a six-year period but has been re-aligned to begin as of the first year of NBTXR3 commercialization meaning, when the Company achieves annual net sales in excess of €5.0 million.
In addition to the royalty fees, the Amendment Agreement also includes a “milestone” payment of €20 million, which is due at the latest in June 2029. An accelerated redemption schedule for this new milestone payment could be triggered calling for repayment in two equal installments due one year and two years after commercialization, respectively. Further, should the company secure non-dilutive capital through the execution of any business development deal, an accelerated redemption of this new milestone payment would be triggered resulting in a prorated payment amount not exceeding 10% of any upfront or milestone payment received by the Company.
Following the Amendment Agreement in 2022, the Company initially agreed to maintain a minimum cash and cash equivalents balance equal to the outstanding principal owed to EIB.
The EIB has agreed to the removal of this minimum cash and cash equivalents covenant, effective October 13, 2023, subject to the following conditions: (i) the Company’s repayment of the PIK prepayment amount of approximately €5.4 million in accordance with the terms of the EIB loan in respect of PIK interest accrued through October 12, 2023 (the “PIK prepayment condition”), (ii) the introduction of an additional mechanism for further prepayment of the €20.0 million milestone payment required under the EIB loan, which will require prepayments equal to a tiered low single digit percentage of future equity or debt financing transactions raising up to an aggregate of €100 million, on a cumulative basis, increasing to a mid-single digit percentage for such financings greater than €100 million (the “Milestone Prepayment Mechanism”).
The PIK prepayment condition was satisfied on October 12, 2023, allowing the definitive waiver removal.
The additional prepayment condition on the €20.0 million milestone was met further to the global offering equity raise subscribed at the end of 2023 and further to the upfront and milestone received from Janssen between 2023 and 2024, triggering milestone prepayment to the EIB: For the year ended December 31, 2023 and 2024, €0.8 million and €0.2 million were respectively prepaid to the EIB, resulting in an outstanding balance, still due, of €19.2 million and €19.0 million as of December 31, 2023 and 2024, respectively.
All other covenants included in the 2018 finance contract remain unchanged.
See Note 13 - Financial Liabilities for discussion of the accounting of this new liability and the valuation assumptions to determine the average discount rate and the fair value of the loan.
See Note 15 - Financial instruments included in the statement of financial position and impact on income for discussion of the liquidity risk associated with the covenant.
See Note 23 - Commitments for discussion of royalties that may be due in the case of early repayment or change of control after repayment of the loan.
4.5. Collaboration Agreement with the University of Texas MD Anderson Cancer Center
On December 21, 2018, the Company entered into a strategic collaboration agreement with MD Anderson Cancer Center, world prominent center of research, education, prevention and care for cancer patients, which was amended and restated in January 2020 and subsequently amended in June 2021. Pursuant to the MD Anderson Collaboration Agreement, the Company and MD Anderson established a large-scale, comprehensive NBTXR3 clinical collaboration to improve the efficacy of radiotherapy for certain types of cancer. The collaboration initially is expected to support multiple clinical trials conducted by MD Anderson, as sponsor, with NBTXR3 for use in treating several cancer types (including head and neck, pancreatic, and lung cancers). We expect to enroll approximately 312 patients in total across these clinical trials.
As part of the funding for this collaboration, the Company is committed to pay approximately $11 million for those clinical trials during the collaboration, and made an initial $1.0 million payment at the commencement of the collaboration and a second $1.0 million payment on February 3, 2020. Additional payments were made every six months following patient enrollment in the trials, with the balance due upon enrollment of the final patient for all studies.
Nanobiotix may also be required to pay an additional one-time milestone payment upon (i) grant of the first regulatory approval by the Food and Drug Administration in the United States and (ii) the date on which a specified number of patients have been enrolled in the clinical trials.
This milestone payment will depend on the year in which a trigger event occurs, with a minimum amount of $2.2 million due if occurring in 2020 up to $16.4 million if occurred in 2030.
As of December 31, 2024, the Company recognized prepaid expenses for €1.2 million, which is in line compared to previous period. Expenses are recorded during the course of the collaboration in the statement of consolidated operations, based on the patients enrolled during the relevant period.
See Note 8.2. - Other current assets for further details on other current assets.